UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 05651

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	9/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus New York Municipal Income, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
21	Report of Independent Registered
Public Accounting Firm
22	Additional Information
24	Important Tax Information
25	Proxy Results
26	Board Members Information
28	Officers of the Fund
33	Officers and Directors
FOR MORE INFORMATION

Back Cover

Dreyfus New York Municipal Income, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus New York Municipal Income, Inc. covers the 12-month period from October 1, 2003, through September 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

The U.S. economy has alternated between signs of strength and weakness, causing heightened volatility in the municipal bond market. Although the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the reporting period, bond prices generally have held up better than many analysts expected, as investors apparently have revised their economic expectations in response to the insurgency in Iraq, higher energy prices and some disappointing labor statistics.

The Fed's move to a less accommodative monetary policy may be signaling the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for investors to stay in close touch with their financial advisors.Your financial advisor can help you rebalance your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2004

DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Senior Portfolio Manager

How did Dreyfus New York Municipal Income, Inc. perform over the reporting period?

For the 12-month period ended September 30, 2004, the fund achieved a total return of 6.34% .1 During the same period, the fund provided income dividends of $0.4420 per share, which is equal to a distribution rate of 4.60% .2

The municipal bond market was characterized by heightened market volatility, especially during the second half of the reporting period, as investors' expectations of economic growth and inflation changed and New York's fiscal condition generally improved.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. During periods of normal market conditions, the fund invests 100% of the value of its net assets in New York municipal obligations. The fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond's structure, including paying close attention to a bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher-yielding bonds mature or are redeemed by their issuers. These issues have been replaced by lower-yielding bonds that reflect the current interest-rate environment. When we believe an opportunity exists, we also may seek to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

upgrade the portfolio's investments with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

In the months before the start of the reporting period, the U.S. bond markets had suffered one of the worst six-week declines in their history when evidence of stronger economic growth emerged, rekindling investors' long-dormant inflation concerns. By October 2003, however, the fixed-income markets had begun to recover as it became increasingly apparent that inflation remained low, and municipal bonds generally gained value through the first quarter of 2004.

In April 2004, however, reports of unexpected strength in the U.S. labor market and higher energy prices rekindled investors' inflation concerns.As investors in April and May revised forward their expectations of the timing of higher interest rates, municipal bond prices declined sharply.The Federal Reserve Board fulfilled investors' revised expectations in late June, when it implemented its first increase in short-term interest rates in more than four years.Additional rate hikes followed in August and September, and the reporting period ended with an overnight federal funds rate of 1.75% . However, the U.S. economy appeared to hit a "soft patch" during the summer, and inflationary pressures seemed to be moderating. As a result, municipal bond prices generally rallied, offsetting earlier declines.

As the national economy improved, so did the fiscal condition of many New York issuers, including the state government and the City of New York. Higher levels of investment banking activity helped fuel a recovery on Wall Street, producing higher-than-expected tax revenues for state and city coffers.As a result, New York had less need for short-term financing, and the supply of newly issued tax-exempt bonds dropped compared to the same period one year earlier. Responding to the state's improved fiscal condition, one of the major bond rating agencies upgraded its outlook for New York from "negative" to "stable."

In this environment, there was little trading activity in the fund. Few of the fund's holdings matured or were redeemed early by their issuers, and it did not make sense to us to sell the fund's relatively seasoned bonds, most of which offered higher yields than were available during the reporting period. Those core holdings continued to generate attractive levels of tax-exempt income in an investment environment characterized by low interest rates.

What is the fund's current strategy?

On September 21, 2004, the Board of Directors of the fund and the Board of Directors of Dreyfus New York Tax Exempt Bond Fund, Inc. ("Acquiring Fund") — and open-end investment company —approved a proposal to merge the fund with the Acquiring Fund, subject to the fund's shareholder approval.The proposal provides that the fund exchange all of its assets at net asset value, subject to liabilities, for shares of the Acquiring Fund. Those shares then would be distributed pro rata to stockholders of the fund so that each stockholder receives shares in Dreyfus New York Tax Exempt Bond Fund, Inc. equal to the aggregate net asset value of the stockholder's fund shares. A proxy statement describing the proposal will be sent to the fund's stockholders, and the proposal voted on at a special meeting of stockholders to be held in December.

October 15, 2004

[1] Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
[2] Distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized, divided by the market price per share at the end of the period adjusted for any capital gain distributions.

The Fund 5

SELECTED INFORMATION September 30, 2004 (Unaudited)
Market Price per share September 30, 2004			$8.86
Shares Outstanding September 30, 2004			3,821,501
American Stock Exchange Ticker Symbol				DNM

MARKET PRICE (AMERICAN STOCK EXCHANGE)
	Fiscal Year Ended September 30, 2004

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
December 31, 2003 March 31, 2004			June 30, 2004	September 30, 2004

High	$8.07	$8.39	$8.28	$ 8.88
Low	7.85	8.00	7.56	7.62
Close	8.02	8.28	7.63	8.86

PERCENTAGE	GAIN (LOSS)	based on change in Market Price*
October 21, 1988 (commencement of operations)
through September 30, 2004			133.53%
October 1, 1994 through September 30, 2004			78.92
October 1, 1999 through September 30, 2004			41.00
October 1, 2003 through September 30, 2004			15.75
January 1, 2004 through September 30, 2004			14.72
April 1, 2004 through September 30, 2004				9.76
July 1, 2004 through September 30, 2004			17.57

NET ASSET VALUE PER SHARE
October 21, 1988 (commencement of operations)			$ 9.21
September 30, 2003				8.92
December 31, 2003				8.95
March 31, 2004				9.09
June 30, 2004				8.79
September 30, 2004				9.02

PERCENTAGE	GAIN (LOSS)	based on change in Net Asset Value*
October 21, 1988 (commencement of operations)
through September 30, 2003			158.12%
October 1, 1994 through September 30, 2004			65.26
October 1, 1999 through September 30, 2004			29.26
October 1, 2003 through September 30, 2004				6.34
January 1, 2004 through September 30, 2004				4.65
April 1, 2004 through September 30, 2004				1.78
July 1, 2004 through September 30, 2004				3.90

* With dividends reinvested.

STATEMENT OF INVESTMENTS September 30, 2004
	Principal
Long-Term Municipal Investments—98.8%	Amount ($)	Value ($)

New York—92.5%
Albany Industrial Development Agency, LR
(New York Assembly Building Project)
7.75%, 1/1/2010	800,000	899,856
Erie County Industrial Development Agency,
Life Care Community Revenue
(Episcopal Church Home) 6%, 2/1/2028	1,500,000	1,521,285
Huntington Housing Authority,
Senior Housing Facility Revenue
(Gurwin Jewish Senior Residences)
6%, 5/1/2039	1,000,000	947,160
Metropolitan Transportation Authority,
Dedicated Tax Fund:
5%, 11/15/2028	1,400,000	1,433,726
5%, 11/15/2030	1,000,000	1,015,620
Monroe Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset Backed
6.625%, 6/1/2042	500,000	505,835
Nassau County Industrial Development Agency,
IDR (Keyspan—Glenwood) 5.25%, 6/1/2027	1,000,000	1,017,410
New York City:
7.25%, 8/15/2007	1,500,000	1,699,230
5.50%, 6/1/2023	1,000,000	1,084,890
New York City Industrial Development Agency:
Civic Facility Revenue:
(Staten Island University Hospital Project)	995,000	934,942
6.375%, 7/1/2031
(United Jewish Appeal Federation Project)
5%, 7/1/2027	1,000,000	1,027,520
IDR:
(Brooklyn Navy Yard—Cogen Partners)
5.75%, 10/1/2036	1,000,000	918,930
(Empowerment Zone—Harlem Mall)
5.125%, 12/30/2023	1,000,000	1,004,420
(Terminal One Group Association Project)
6%, 1/1/2019	1,100,000	1,133,660
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue
5.125%, 6/15/2033 (Insured; MBIA)	1,000,000	1,029,430

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York City Transitional Finance Authority,
Future Tax Secured Revenue
6%, 8/15/2029	1,000,000	1,163,760
New York Counties Tobacco Trust,
Tobacco Settlement Pass Through Bonds
6.50%, 6/1/2035	1,000,000	1,005,510
New York State Dormitory Authority, Revenue:
Health, Hospital and Nursing Home
(Mount Sinai Health) 6.50%, 7/1/2025	1,000,000	1,016,780
Judicial Facility Lease
(Suffolk County Issue) 9.50%, 4/15/2014	100,000	143,753
(State University Educational Facilities)
6%, 5/15/2025 (Prerefunded 5/15/2005)	1,000,000 [a]	1,047,390
Secured Hospital
(Saint Agnes Hospital) 5.40%, 2/15/2025	1,200,000	1,251,084
State Personal Income Tax 5.05%, 3/15/2032	500,000	510,580
(Winthrop University Hospital Association)
5.50%, 7/1/2032	1,000,000	1,017,280
New York State Environmental Facilities Corp.,
SWDR (Occidental Petroleum Corp)
5.70%, 9/1/2028	600,000	601,224
New York State Mortgage Agency,
Homeownership Mortgage Revenue
8.242%, 10/1/2007	860,000 [b,c]	967,655
New York State Power Authority, Revenue:
8.22%, 11/15/2015 (Insured; MBIA)	1,000,000 [b,c]	1,189,010
5%, 11/15/2020	500,000	531,695
Onondaga County Industrial Development
Agency, IDR (Weyerhaeuser
Project) 9%, 10/1/2007	1,200,000	1,371,840
Port Authority of New York and New Jersey
8.537%, 12/1/2012	1,000,000 [b,c]	1,058,200
Tobacco Settlement Financing Corporation
5.50%, 6/1/2019	500,000	551,570
Watervliet Housing Authority, Residential
Housing (Beltrone Living Center Project)
6.125%, 6/1/2038	1,000,000	936,640

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
Yonkers Industrial Development Agency,
Civic Facility Revenue
(Saint Joseph's Hospital)
6.20%, 3/1/2020	1,600,000	1,358,704
U.S. Related—6.3%
Commonwealth of Puerto Rico Highway and
Transportation Authority, Transportation Revenue
8.158%, 7/1/2038 (Insured; MBIA)	1,000,000 [b,c]	1,037,360
Virgin Islands Public Finance Authority, Revenue
6.375%, 10/1/2019	1,000,000	1,136,960

Total Investments (cost $32,812,225)	98.8%	34,070,909
Cash and Receivables (Net)	1.2%	409,788
Net Assets	100.0%	34,480,697

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

IDR	Industrial Development Revenue	SWDR	Solid Waste Disposal Revenue
LR	Lease Revenue
MBIA	Municipal Bond Investors Assurance
Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value ($)†

AAA		Aaa		AAA	19.7
AA		Aa		AA	17.8
A		A		A	16.0
BBB		Baa		BBB	24.1
BB		Ba		BB	2.7
Not Rated [d]		Not Rated [d]		Not Rated [d]	19.7
					100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Inverse floater security—the interest rate is subject to change periodically.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.These securities have been determined to be liquid by the Board of Directors.At September 30, 2004, these securities amounted to $4,252,225 or 12.3%
of net assets.
[d]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	32,812,225	34,070,909
Interest receivable		618,916
Prepaid expenses		1,585
		34,691,410

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		23,829
Cash overdraft due to Custodian		140,142
Accrued expenses		46,742
		210,713

Net Assets ($)		34,480,697

Composition of Net Assets ($):
Common Stock, par value $.001 per share
(3,821,501 shares issued and oustanding)		3,822
Paid-in capital		35,469,769
Accumulated undistributed investment income—net		77,934
Accumulated net realized gain (loss) on investments		(2,329,512)
Accumulated net unrealized appreciation
(depreciation) on investments		1,258,684

Net Assets ($)		34,480,697

Shares Outstanding
(110 million shares authorized)		3,821,501
Net Asset Value per share ($)		9.02

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Year Ended September 30, 2004
Investment Income ($):
Interest Income	2,021,588
Expenses:
Management fee—Note 3(a)	237,633
Auditing fees	36,947
Shareholders' reports	32,880
Shareholder servicing costs—Note 3(b)	24,295
Legal fees	21,699
Custodian fees—Note 3(b)	2,768
Directors' fees and expenses—Note 3(c)	2,543
Registration fees	1,991
Miscellaneous	11,565
Total Expenses	372,321
Investment Income—Net	1,649,267

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(880,398)
Net unrealized appreciation (depreciation) on investments	1,184,699
Net Realized and Unrealized Gain (Loss) on Investments	304,301
Net Increase in Net Assets Resulting from Operations	1,953,568

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2004	2003

Operations ($):
Investment income—net	1,649,267	1,693,463
Net realized gain (loss) on investments	(880,398)	(1,156,474)
Net unrealized appreciation
(depreciation) on investments	1,184,699	(347,772)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,953,568	189,217

Dividends to Shareholders from ($):
Investment income—net	(1,559,172)	(1,788,463)
Total Increase (Decrease) in Net Assets	394,396	(1,599,246)

Net Assets ($):
Beginning of Period	34,086,301	35,685,547
End of Period	34,480,697	34,086,301
Undistributed (distributions in excess of)
investment income—net	77,934	(9,200)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended September 30,

	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	8.92	9.34	9.37	9.10	9.30
Investment Operations:
Investment income—net	.43[b]	.44[b]	.49[b]	.49	.49
Net realized and unrealized gain
(loss) on investments	.08	(.39)	(.01)	.29	(.19)
Total from Investment Operations	.51	.05	.48	.78	.30
Distributions:
Dividends from investment income—net	(.41)	(.47)	(.48)	(.48)	(.48)
Dividends from net realized
gain on investments	—	—	(.03)	(.03)	(.02)
Total Distributions	(.41)	(.47)	(.51)	(.51)	(.50)
Net asset value, end of period	9.02	8.92	9.34	9.37	9.10
Market Value, end of period	8.86	8.05	9.20	8.46	8 1/4

Total Return (%) [c]	15.75	(7.50)	15.26	8.86	4.95

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.00	.96	1.00	1.10
Ratio of net investment income
to average net assets	4.86	4.91	5.33	5.22	5.43
Portfolio Turnover Rate	16.40	18.52	14.03	7.09	14.28

Net Assets, end of period ($ x 1,000)	34,481	34,086	35,686	35,815	34,758

[a] As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended September 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.32% to 5.33%. Per share data and ratios/supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding at each month end.
[c] Calculated based on market value.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New York Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company.The fund's investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). The fund's shares trade on the American Stock Exchange under the ticker symbol DNM.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality,

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premiums on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On September 29, 2004, the Board of Directors declared a cash dividend of $.034 per share from investment income-net, payable on October 27, 2004 to shareholders of record as of the close of business on October 13, 2004.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $77,934, accumulated capital losses $2,021,380 and unrealized appreciation $1,264,454. In addition, the fund had $308,131 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover of $2,021,380 is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2004. If not applied, $292,639 of the carryover expires in fiscal 2011 and $1,728,741 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2004 and September 30, 2003, were as follows: tax exempt income $1,559,172 and $1,788,463, respectively.

During the period ended September 30, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $2,961, and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the federal funds rate in effect at the time of borrowings. During the period ended September 30, 2004, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager,the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses,exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 2004.

(b) The fund compensates Mellon Bank, N.A. ("Mellon"), an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2004, the fund was charged $22,879 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2004, the fund was charged $2,768 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $19,744, transfer agency per account fees $3,384 and custodian fees $702.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2004, amounted to $5,927,200 and $5,511,724, respectively.

At September 30, 2004, the cost of investments for federal income tax purposes was $32,806,455; accordingly, accumulated net unrealized appreciation on investments was $1,264,454, consisting of $1,696,233 gross unrealized appreciation and $431,779 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

Note 6—Subsequent Event:

On September 21, 2004, the Board of Directors of the fund approved a proposal to merge the fund into Dreyfus New York Tax Exempt Bond Fund, Inc., an open-end investment company ("merger proposal"). On September 27, 2004, the Board of Directors of Dreyfus New York Tax Exempt Bond Fund, Inc., approved the merger proposal. The merger proposal must be approved by the stockholders of the fund.

The proposal provides that the fund exchange all of its assets, subject to liabilities, for shares of Dreyfus New York Tax Exempt Bond Fund, Inc.Those shares then would be distributed pro rata to stockholders of the fund so that each stockholder receives a number of Dreyfus New York Tax Exempt Bond Fund, Inc., shares equal to the aggregate net asset value of the stockholder's fund shares.The fund then would be delisted from the American Stock Exchange and subsequently dissolve. A prospectus/proxy statement describing the proposal will be sent to the fund stockholders, and the proposal voted on at a special meeting of stockholders. The affirmative vote of the holders of the majority of the outstanding stock of the fund is required to approve the proposed merger.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus New York Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Municipal Income, Inc., including the statement of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2004 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Municipal Income, Inc. at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York November 11, 2004

The Fund 21

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund's Dividend Reinvestment Plan (the "Plan"), a holder of Common Stock ("Common Shareholder") who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon,as Plan agent (the "Agent"),in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Managed Dividend Policy

The fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such months.The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Supplemental Information

For the period ended September 30, 2004, there were: (i) no material changes in the fund's investment objectives or fundamental investment policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund's portfolio.

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2004 as "exempt-interest dividends" (not generally subject to regular federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

PROXY RESULTS (Unaudited)

Shareholders voted on the following proposal presented at the annual shareholders' meeting held May 21, 2004 as follows:

		Shares

	For	Authority Withheld

To elect two Class II Directors: †
Arthur A. Hartman	3,305,120	113,702
Whitney I. Gerard	3,305,120	113,702

† The terms of these Class II Directors expire in 2007.

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Current term expires in 2005
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 186
———————
Clifford L. Alexander, Jr. (71)
Board Member (2003)
Current term expires in 2006
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65
———————
Lucy Wilson Benson (77)
Board Member (1988)
Current term expires in 2006
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Vice Chairperson Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 39

David W. Burke (68)
Board Member (1994)
Current term expires in 2006
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
Whitney I. Gerard (69)
Board Member (1988)
Current term expires in 2007
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 37
———————
Arthur A. Hartman (78)
Board Member (1989)
Current term expires in 2007
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 37
———————
George L. Perry (70)
Board Member (1989)
Current term expires in 2005
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 37
———————
The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New
York 10166.

The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MONICA S. WIEBOLDT, Executive Vice President since March 2000.

Executive Vice President of the Fund, Senior Portfolio Manager – Dreyfus Municipal Securities, and an officer of 1 other investment company (comprised of 1 portfolio) managed by the Manager. She is 54 years old and has been an employee of the Manager since November 1983.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 58 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, Assistant Secretary since January 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 87 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 59 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (98 investment companies, comprising 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. Mr. Connolly has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001. Mr. Connolly is 47 years old.

The Fund 29

OFFICERS AND DIRECTORS D rey f u s N ew Yo r k M u n i c i p a l I n c o m e, I n c .
200 Park Avenue New York, NY 10166
Directors	Portfolio Managers
Joseph S. DiMartino, Chairman	Joseph P. Darcy
Clifford L. Alexander, Jr.	A. Paul Disdier
Lucy Wilson Benson	Douglas J. Gaylor
David W. Burke	Joseph Irace
Whitney I. Gerard	Colleen Meehan
Arthur A. Hartman	W. Michael Petty
George L. Perry	Scott Sprauer

Officers	Bill Vasiliou
James Welch
President	Monica S.Wieboldt
Stephen E. Canter
Vice President	Investment Adviser
Mark N. Jacobs	The Dreyfus Corporation
Executive Vice Presidents
Stephen R. Byers	Custodian
Monica S.Wieboldt	Mellon Bank, N.A.
Secretary
Michael A. Rosenberg	Counsel
Assistant Secretaries	Stroock & Stroock & Lavan LLP
Robert R. Mullery
Steven F. Newman	Transfer Agent,
Jeff Prusnofsky	Dividend Distribution Agent
Treasurer	and Registrar
James Windels	Mellon Bank, N.A.
Assistant Treasurers
Gregory S. Gruber	Stock Exchange Listing
Kenneth J. Sandgren	AMEX Symbol: DNM
Chief Compliance Officer
Joseph W. Connelly	Initial SEC Effective Date
10/21/88

The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday;Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times, Money and Business section under the heading "Closed-End Bond Funds—Single State Municipal Bond Funds" every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 33

For More Information

Dreyfus		Transfer Agent,
New York Municipal		Dividend Disbursing Agent
Income, Inc.		and Registrar
200 Park Avenue
		Mellon Bank, N.A.
New York, NY	10166
		85 Challenger Road
Manager		Ridgefield Park, NJ 07660
The Dreyfus Corporation
200 Park Avenue
New York, NY	10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Beginning with the fund's fiscal quarter ending December 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation 0425SA0904

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,600 in 2003 and $24,780 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2003 and $4,500 in 2004. These services consisted of [(i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $85,000 in 2003 and $218,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $1,371 in 2003 and $2,610 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $__0__ in 2003 and $__0__ in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $__0__ in 2003 and $__0__ in 2004.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $___0___ in 2003 and $__0__ in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $158,125 in 2003 and $790,824 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Clifford L. Alexander, Jr., Lucy Wilson Benson, David W. Burke, Joseph S. DiMartino, Whitney I. Gerard, Arthur Hartman and George L. Perry.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	November 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	November 23, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	November 23, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)